EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on Form 10-KSB of Heritage Worldwide, Inc. (the "Company") for the fiscal year ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Jean-Claude Mas, Chairman of the Board hereby certifies, pursuant to 18 U.S.C.
Section 1350:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  September 28, 2006                      /s/ Jean-Claude Mas
                                                   -----------------------------
                                                   Jean-Claude Mas
                                                   Chairman of the Board
                                                   (Principal Executive Officer)